John Hancock Income Fund (the “Fund”)

Supplement dated June 26, 2013 to the current Prospectus and Statement of Additional Information

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management” and the portfolio manager information in the Fund details section of the prospectus under the heading “Subadviser:”

John F. Iles will retire as portfolio manager effective July 1, 2013. Mr. Iles will remain with the firm, assisting with the transition, until July 31, 2013. Accordingly, all references to John F. Iles, as a portfolio manager on the investment management team of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund. Thomas C. Goggins and Daniel S. Janis, III, will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.